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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 16, 1996 included in F&M Bancorp's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.

                                          /s/ Smith Elliott Kearns & Company,
                                          LLC
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                                          SMITH ELLIOTT KEARNS & COMPANY, LLC

Hagerstown, Maryland
October 15, 1998